[Pioneer Logo]

Pioneer
Micro-Cap
Fund

ANNUAL REPORT 11/30/97

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                     1
Portfolio Summary                                            2
Performance Update                                           3
Portfolio Management Discussion                              5
Schedule of Investments                                      8
Financial Statements                                        13
Notes to Financial Statements                               18
Report of Independent Public Accountants                    22
Trustees, Officers and Service Providers                    23
The Pioneer Family of Mutual Funds                          25
Programs and Services for Pioneer Shareowners               26
Retirement Plans from Pioneer                               28

Pioneer Micro-Cap Fund

LETTER FROM THE CHAIRMAN 11/30/97

Dear Shareowner,
----------------------------------------------------------------------------

Welcome to the first annual report to shareowners of Pioneer Micro-Cap Fund. On behalf of the Fund's investment management team, I thank you for your interest in Pioneer.

Pioneer Micro-Cap Fund is designed to participate in the fortunes of the smallest publicly held companies, with the goal of long-term capital appreciation. Your management team depends on their own detailed research to uncover stocks that fit our "aggressive value" profile - trading for significantly less than their true worth or business potential and ripe for a turnaround, takeover or other significant catalyst. During the Fund's short fiscal year this strategy worked, and the Fund outperformed micro-capitalization stocks as a whole and generated a solid total return in fiscal 1997.

The year ended with the world's stock markets in a whirl. Asian markets plunged dramatically as they digested currency and economic changes. European and Latin American markets bounced around in a chain reaction. In the United States, the Dow Jones Industrial Average of large-company stocks experienced - in the space of two days in late October - both its biggest one-day point drop and its biggest one-day point gain. Importantly for you, small-company stocks also sold off, but rebounded to march forward at a faster pace than large issues. While these market swings were extreme, they didn't distract us, and shouldn't distract you, from long-term strategies designed to pursue long-term goals.

I encourage you to read on to learn more about your Fund and our efforts to build a solid foundation for long-term success. If you have questions about Pioneer Micro-Cap Fund, please contact your investment professional, or Pioneer at 1-800-225-6292. Thank you for your support.


Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Micro-Cap Fund
PORTFOLIO SUMMARY 11/30/97

Portfolio Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]

U.S. Common Stocks                             87%
International Common Stocks                     7%
Short-Term Cash Equivalents                     3%
U.S. Convertible Securities                     2%
Depositary Receipts for International Stocks    1%

Sector Distribution
----------------------------------------------------------------------------
(As a percentage of equity holdings)

[pie chart]

Technology                                     37%
Services                                       14%
Financial                                      11%
Capital Goods                                  10%
Basic Industries                                9%
Consumer Non-Durables                           9%
Energy                                          7%
Transportation                                  2%
Consumer Durables                               1%

10 Largest Holdings
----------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.  Dura Products International Inc.         4.42%
 2.  Glenborough Realty Trust                 3.62
 3.  Bedford Property Investors, Inc.         3.43
 4.  Proxim, Inc.                             3.02
 5.  CML Group, Inc.                          2.93
 6.  SystemSoft Corp.                         2.65
 7.  ArQule, Inc.                             2.51
 8.  Arakis Energy Corp.                      2.46
 9.  Premier Laser Systems, Inc.              2.42
10.  Centigram Communications Corp.           2.39

Fund holdings will vary for other periods.

Pioneer Micro-Cap Fund

PERFORMANCE UPDATE 11/30/97                                   CLASS A SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/97        2/28/97
                             $17.84          $15.00
Distributions per Share      Income          Short-Term         Long-Term
(2/28/97 - 11/30/97)         Dividends       Capital Gains      Capital Gains
                                 -                -                 -

Investment Returns
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index.

[boxed text]

Cumulative Total Returns
(As of November 30, 1997)

                  Net Asset      Public Offering
Period            Value          Price*
Life-of-Fund      18.93%         12.06%
(2/28/97)


* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.

[mountain chart]

Growth of $10,000

  Date          Pioneer Micro-Cap Fund*          Merrill Lynch Micro-Cap Index
 2/28/97                9,425                              10,000
 3/31/97                8,957                               9,574
 4/30/97                8,650                               9,235
 5/31/97                9,874                               9,797
 6/30/97                9,994                              10,242
 7/31/97               10,685                              10,703
 8/31/97               11,099                              11,053
 9/30/97               11,935                              12,161
10/31/97               11,357                              11,938
11/30/97               11,206                              11,627

Source: The Merrill Lynch Micro-Cap Index measures the performance of 2,148 stocks ranging in market capitalization from $5 million to $60 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

PERFORMANCE UPDATE 11/30/97                                   CLASS B SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/97       2/28/97
                             $17.77         $15.00
Distributions per Share      Income         Short-Term         Long-Term
(2/28/97 - 11/30/97)         Dividends      Capital Gains      Capital Gains
                                 -                -                 -

Investment Returns
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index.

[boxed text]

Cumulative Total Returns
(As of November 30, 1997)

                     If               If
 Period             Held           Redeemed*
Life-of-Fund       18.47%           14.47%
(2/28/97)

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

Growth of $10,000

  Date          Pioneer Micro-Cap Fund*          Merrill Lynch Micro-Cap Index
 2/28/97               10,000                              10,000
 3/31/97                9,507                               9,574
 4/30/97                9,173                               9,235
 5/31/97               10,473                               9,797
 6/30/97               10,593                              10,242
 7/31/97               11,320                              10,703
 8/31/97               11,753                              11,053
 9/30/97               12,633                              12,161
10/31/97               12,007                              11,938
11/30/97               11,447                              11,627

Source: The Merrill Lynch Micro-Cap Index measures the performance of 2,148 stocks ranging in market capitalization from $5 million to $60 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION 11/30/97
Dear Shareowner,
----------------------------------------------------------------------------


I am pleased to present Pioneer Micro-Cap Fund's first annual report, covering the period from February 28, 1997 through November 30, 1997. Designed specifically for long-term growth of capital, your Fund focuses on small companies we think have big potential. We look for companies with a market capitalization - the value of outstanding shares - of $300 million or less. Our "aggressive value" style of investing means we search the small-cap universe for companies trading below what we see as their true value. Often this means they are overlooked by Wall Street analysts, and may be in turnaround, transition or unique situations. Ideally, companies we favor bring the potential for "double-barreled" improvement - robust and reaccelerating sales growth and expanding profit margins.

Small Stocks Post Positive Results
Small company stocks outperformed their larger counterparts over the Fund's short fiscal year. The Merrill Lynch Micro Cap Index (a measure of small companies) returned 16.27%, while bigger "blue chip" stocks measured by the Dow Jones Industrial Average suffered from a case of the "Asian Flu" and posted a 15.31% total return. Pioneer Micro-Cap Fund finished ahead of the Merrill Lynch Index and the Dow with an 18.93% total return for Class A Shares at net asset value.

A Year of Change in Stock Markets
In February and March, financial markets braced for an imminent interest rate hike by the Federal Reserve. Historically low unemployment rates had ignited concerns over wage increases and the threat of increased operating costs, which could be passed along to consumers as higher prices. The Fed moved in mid-March to clamp down on these inflationary pressures and increased the federal funds rate by 0.25 percentage points, exactly as anticipated. As inflation concerns abated, U.S. stock markets gained momentum. Smaller, less-known companies led the way as investors became concerned about the effects slower economic growth could have on large companies. Favorable conditions continued through the third fiscal quarter, and small company stocks picked up more steam.

Pioneer Micro-Cap Fund
PORTFOLIO MANAGEMENT DISCUSSION 11/30/97                           (continued)


Toward fiscal year end, investors began adjusting to severe economic setbacks in Southeast Asia. These burgeoning crises bruised stocks of all sizes, all around the globe. Currency devaluations in Thailand and South Korea, along with continued weakness in Japan's economy sent many companies and investors backpedaling out of the Pacific Rim. In the United States, the Dow dropped a record-setting 554 points on October 27 as investors abandoned large companies with significant overseas exposure; instead, they turned to smaller stocks like those favored by your Fund. The Dow was able to recoup 337 points the next day, while small stocks kept their edge through November.

Structuring a Portfolio Focused on Value
Our aggressive value style of investing led us to a variety of companies involved in technology and financial services; as groups, they experienced both vigorous growth and increasing competition. Not surprisingly then, the Fund's biggest gains came June through August in the midst of the rally in small technology stocks. DSP Communications, developer of chip sets for cellular phone systems, and Mercury Interactive, software designer of web site development tools, were among technology holdings leading the Fund higher. After tech stocks surged, we reduced holdings in that broad group, leaving it at a still hefty 37% of equity holdings by the close of the fiscal year.

Our research also led us to Dura Products International, which uses cutting edge technology to produce composite material from recycled plastics and waste, and enjoys significant competitive advantages. Currently, the Fund owns 9% of the company, which also makes it the portfolio's largest holding at 4.42% of equities.

We further diversified the portfolio with real estate investment trusts (REITs), including Glenborough Realty Trust and Bedford Property Investors. These holdings generate dividends that provide a form of "downside protection" in swinging markets. Also, both are good sized, now with market capitalizations above $300 million. Although we rarely invest in any company whose market capitalization is above $300 million, we will selectively hold those that appreciate to a larger size.

Pioneer Micro-Cap Fund


We use the Fund's cash as a holding tank - expanding and contracting it as we sift through buying opportunities and seek profits in various securities that hit our price targets. Over the course of the year, the Fund's cash position ranged from 30% to 3% of assets as we worked to build the portfolio. During October's volatile market, for instance, we were able to buy stocks we liked at relatively inexpensive prices, and by fiscal year end, the Fund's holdings in short-term cash equivalents had shrunk to 3%. We expect cash to usually hover around 5% of assets.

A Glance Ahead
Similar to the companies in the portfolio, your Fund is in its early stages of development. It now has over 9,000 shareowners and approximately $123 million in assets. To keep the portfolio at an effective and manageable size, the Fund will close 15 days after it has $150 million in assets, and investors will not be able to open new accounts. Additions to existing accounts will also be restricted, however, such additions may be permitted in the future. This strategy will allow us to focus our whole attention on monitoring and selecting small companies we believe show good long-term growth or turnaround potential.

Investing in micro-cap stocks can be extremely volatile, although a long-term objective provides the opportunity for rewarding returns. The past nine months were positive for your Fund, and we continue to look favorably on the long-term potential of small stocks, despite turbulent market conditions in Asia and record-setting price changes here in the United States. We look for reasonable U.S. economic growth to continue, but other financial markets remain volatile, and Asia's short-term outlook is hazy at best. Until firm action is taken to bring stability to Asia, stock prices are likely to remain volatile around the globe, particularly for large multinational companies. This could shape a relatively good environment for smaller, U.S.-based companies such as those in Pioneer Micro-Cap Fund's portfolio.

Respectfully,

/s/ William M. Taussig

William "Pete" Taussig,
Portfolio Manager

Pioneer Micro-Cap Fund
SCHEDULE OF INVESTMENTS 11/30/97


Shares                                                    Value
              INVESTMENT IN SECURITIES - 96.9%
              CONVERTIBLE PREFERRED STOCK - 1.5%
    12,000    Riviera Tool Co., 8.00%                $ 1,886,496
                                                     -----------
              Total Convertible Preferred Stock
              (Cost $1,200,000)                      $ 1,886,496
                                                     -----------
              COMMON STOCKS - 95.4%
              Basic Industries - 9.0%
              Chemicals - 2.2%
    60,000    McWhorter Technologies, Inc.*          $ 1,425,000
   178,500    Triple S Plastic, Inc.*                  1,249,500
                                                     -----------
                                                     $ 2,674,500
                                                     -----------
              Iron & Steel - 2.1%
    48,800    Atchinson Casting Corp.*               $   841,800
   577,000    Ocal, Inc.*+                             1,803,125
                                                     -----------
                                                     $ 2,644,925
                                                     -----------
              Metals & Mining - 3.5%
   537,300    Geomaque Explorations Ltd.*            $   754,555
   120,000    Imco Recycling, Inc.                     1,890,000
   611,500    TVX Gold Inc.*                           1,605,188
                                                     -----------
                                                     $ 4,249,743
                                                     -----------
              Pollution/Waste - 1.2%
    57,800    Tetra Tech, Inc.*                      $ 1,477,513
                                                     -----------
              Total Basic Industries                 $11,046,681
                                                     -----------
              Capital Goods - 8.8%
              Aerospace/Defense - 1.6%
   168,465    Talley Industries, Inc.*               $ 1,989,993
                                                     -----------
              Construction & Engineering - 1.0%
    86,000    Coastcast Corp.*                       $ 1,209,375
                                                     -----------
              Producer Goods - 6.2%
    45,500    Brunswick Technologies, Inc.*          $   790,562
 1,950,265    Dura Products International Inc.*        5,272,282
     2,000    Gleason Corp.                               51,875
   175,000    N N Ball & Roller, Inc.                  1,487,500
                                                     -----------
                                                     $ 7,602,219
                                                     -----------
              Total Capital Goods                    $10,801,587
                                                     -----------


8   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund


Shares                                                      Value
              Consumer Durables - 1.3%
              Misc. Consumer Durables - 1.3%
    40,000    National Presto Industries, Inc.         $ 1,567,500
                                                       -----------
              Total Consumer Durables                  $ 1,567,500
                                                       -----------
              Consumer Non-Durables - 8.3%
              Agriculture & Food - 0.8%
    40,000    Alico, Inc.                              $   980,000
                                                       -----------
              Retail Non-Food - 6.9%
    69,400    Brown Group, Inc.                        $ 1,123,412
 1,000,000    CML Group, Inc.*                           3,500,000
    53,000    Jan Bell Marketing, Inc.*                    149,062
    83,000    Koala Corp.*                               1,312,437
    38,500    MicroAge, Inc.*                              774,813
   255,600    Transmedia Network Inc.                    1,597,500
                                                       -----------
                                                       $ 8,457,224
                                                       -----------
              Textiles/Clothes - 0.6%
   160,000    Marisa Christina, Inc.*                  $   740,000
                                                       -----------
              Total Consumer Non-Durables              $10,177,224
                                                       -----------
              Energy - 6.4%
              Oil Refining & Drilling - 3.5%
   575,000    Abacan Resources*                        $ 1,329,687
 1,000,000    Arakis Energy Corp.*                       2,937,500
                                                       -----------
                                                       $ 4,267,187
                                                       -----------
              Oil-Well Equipment & Services - 2.9%
   115,000    Continental Natural Gas, Inc.*           $ 1,336,875
   140,000    Eagle Geophysical, Inc.*                   2,275,000
                                                       -----------
                                                       $ 3,611,875
                                                       -----------
              Total Energy                             $ 7,879,062
                                                       -----------
              Financial - 10.9%
              Commercial Bank - 1.5%
   105,000    Century Bancorp, Inc.                    $ 1,890,000
                                                       -----------
              Misc. Finance - 1.1%
    75,000    Ocwen Asset Investment Corp.             $ 1,364,063
                                                       -----------
              Real Estate Investment Trust - 6.8%
   200,000    Bedford Property Investors, Inc.         $ 4,087,500
   160,000    Glenborough Realty Trust                   4,320,000
                                                       -----------
                                                       $ 8,407,500
                                                       -----------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Micro-Cap Fund
SCHEDULE OF INVESTMENTS 11/30/97                                   (continued)


Shares                                                  Value
            Savings & Loan - 1.5%
  89,000    Litchfield Financial Corp.             $ 1,791,125
                                                   -----------
            Total Financial                        $13,452,688
                                                   -----------
            Services - 13.3%
            Broadcasting & Media - 0.3%
 106,500    National Media Corp.*                  $   439,313
                                                   -----------
            Health & Personal Care - 5.5%
 260,000    General Surgical Innovations*          $ 1,202,500
  80,000    Hologic, Inc.*                           2,070,000
 300,000    Premier Laser Systems, Inc.*             2,887,500
  38,000    Young Innovations, Inc.*                   565,250
                                                   -----------
                                                   $ 6,725,250
                                                   -----------
            Misc. Services - 1.7%
 160,000    First Service Corp.*                   $ 1,300,000
 112,700    PIA Merchandising Services, Inc.*          788,900
                                                   -----------
                                                   $ 2,088,900
                                                   -----------
            Pharmaceuticals - 5.8%
 145,000    ArQule, Inc.*                          $ 2,990,625
 100,000    ChiRex Inc.*                             2,437,500
  80,000    National Dentex Corp.*                   1,720,000
                                                   -----------
                                                   $ 7,148,125
                                                   -----------
            Total Services                         $16,401,588
                                                   -----------
            Technology - 35.8%
            BioTechnology - 5.5%
 305,000    Aronex Pharmaceuticals, Inc.*          $ 1,525,000
 196,000    Genzyme Transgenics Corp.*               1,984,500
 170,000    ImClone Systems, Inc.*                   1,136,875
 245,000    Immulogic Pharmaceutical Corp.*            551,250
 250,000    Texas Biotechnology Corp.*               1,515,625
                                                   -----------
                                                   $ 6,713,250
                                                   -----------
            Business Machines - 1.3%
 120,000    Nashua Corp.*                          $ 1,567,500
                                                   -----------
            Computer Hardware - 0.1%
  10,000    Proxima Corp.*                         $    73,125
                                                   -----------


10   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund



Shares                                                      Value
            Computer Services - 12.6%
 175,000    Broadway & Seymour, Inc.*                  $ 1,662,500
  83,500    CMG Information Services, Inc.*              1,753,500
  10,000    Creative Computers, Inc.*                      122,500
  75,000    FileNet Corp.*                               2,057,812
  85,000    Hypercom Corp.*                              1,360,000
 125,000    Jetfax, Inc.*                                  875,000
  25,000    Mercury Interactive Corp.*                     609,375
  62,000    Meridian Data, Inc.*                           263,500
  87,500    Omega Research, Inc.*                          448,438
 300,000    Proxim, Inc.*                                3,600,000
 265,000    Segue Software, Inc.*                        2,848,750
                                                       -----------
                                                       $15,601,375
                                                       -----------
            Computer Software - 7.9%
 239,800    Mortice Kern Systems Inc.*                 $ 1,187,087
 247,500    Platinum Software Corp.*                     1,933,594
  60,000    Progress Software Corp.*                     1,237,500
 300,000    Puma Technology, Inc.*                       2,175,000
 440,000    SystemSoft Corp.*                            3,162,500
                                                       -----------
                                                       $ 9,695,681
                                                       -----------
            Electronics - 3.2%
 130,000    C.P. Clare Corp.*                          $ 1,738,750
  40,000    Helix Technology Corp.                         942,500
 181,000    Information Storage Devices, Inc.*           1,289,625
                                                       -----------
                                                       $ 3,970,875
                                                       -----------
            Telecommunications - 5.2%
 175,000    Centigram Communications Corp.*            $ 2,854,687
 125,000    DSP Communications, Inc.*                    2,000,000
  22,600    France Telecom SA (Sponsored A.D.R.)*          819,250
  80,000    Mosaix, Inc.*                                  725,000
                                                       -----------
                                                       $ 6,398,937
                                                       -----------
            Total Technology                           $44,020,743
                                                       -----------
            Transportation - 1.6%
            Air Transport - 1.6%
 300,000    First Aviation Services, Inc.*             $ 2,025,000
                                                       -----------
            Total Transportation                       $ 2,025,000
                                                       -----------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Micro-Cap Fund
SCHEDULE OF INVESTMENTS 11/30/97                                   (continued)


                                                                   Value
               Total Common Stocks
               (Cost $114,828,472)                          $117,372,073
                                                            ------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $116,028,472)                          $119,258,569
                                                            ------------



Principal
Amount
               TEMPORARY CASH INVESTMENT - 3.1%
               Commercial Paper - 3.1%
$3,858,000     Household Finance Corp., 5.70%, 12/1/97      $  3,858,000
                                                            ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $3,858,000)                            $  3,858,000
                                                            ------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $119,886,472) (a)                      $123,116,569
                                                            ============


*   Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At November 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $119,886,472 was as follows:

    Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost          $ 13,297,316
    Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value           (10,067,219)
                                                                  ------------
    Net unrealized gain                                           $  3,230,097
                                                                  ============

Purchases and sales of securities (excluding temporary cash investments) for the period ended November 30, 1997, aggregated $135,795,642 and $27,708,931, respectively.

12  The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
BALANCE SHEET 11/30/97


ASSETS:
  Investment in securities (including temporary cash investment of
    $3,858,000) (cost $119,886,472)                                    $123,116,569
  Receivables -
   Fund shares sold                                                       1,454,559
   Interest                                                                     611
  Organizational costs - net                                                 33,225
  Other                                                                       4,735
                                                                       ------------
    Total assets                                                       $124,609,699
                                                                       ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                     $  1,035,053
   Fund shares repurchased                                                   64,045
   Due to bank                                                              399,280
  Due to affiliates                                                         230,897
  Accrued expenses                                                           84,915
                                                                       ------------
    Total liabilities                                                  $  1,814,190
                                                                       ------------
NET ASSETS:
  Paid-in capital                                                      $112,045,930
  Accumulated undistributed net realized gain                             7,519,482
  Net unrealized gain on investments                                      3,230,097
                                                                       ------------
    Total net assets                                                   $122,795,509
                                                                       ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $51,824,504/2,904,412 shares)                      $      17.84
                                                                       ============
  Class B (based on $70,971,005/3,994,127 shares)                      $      17.77
                                                                       ============
MAXIMUM OFFERING PRICE:
  Class A                                                              $      18.93
                                                                       ============


The accompanying notes are an integral part of these financial statements.   13

Pioneer Micro-Cap Fund
STATEMENT OF OPERATIONS

For the Period from 2/28/97 (Commencement of Operations) to 11/30/97

INVESTMENT INCOME:
  Dividends                                                  $212,794
  Interest                                                    414,890
                                                             --------
    Total investment income                                              $   627,684
                                                                         -----------
EXPENSES:
  Management fees                                            $592,206
  Transfer agent fees
   Class A                                                     67,367
   Class B                                                     73,186
  Distribution fees
   Class A                                                     54,056
   Class B                                                    303,301
  Accounting                                                   55,097
  Custodian fees                                               22,723
  Registration fees                                            71,440
  Professional fees                                            45,844
  Printing                                                     21,540
  Organization costs                                           30,627
  Fees and expenses of nonaffiliated trustees                  10,510
  Miscellaneous                                                10,601
                                                             --------
    Total expenses                                                       $ 1,358,498
    Less management fees waived and expenses
      reimbursed by Pioneering Management
      Corporation                                                           (185,138)
    Less fees paid indirectly                                                (31,222)
                                                                         -----------
    Net expenses                                                         $ 1,142,138
                                                                         -----------
     Net investment loss                                                 $  (514,454)
                                                                         -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                       $ 7,941,761
  Net unrealized gain on investments                                       3,230,097
                                                                         -----------
   Net gain on investments                                               $11,171,858
                                                                         -----------
   Net increase in net assets resulting from operations                  $10,657,404
                                                                         ===========

14   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period from 2/28/97 (Commencement of Operations) to 11/30/97

                                                                      Period
                                                                      Ended
                                                                      11/30/97
FROM OPERATIONS:
  Net investment loss                                              $   (514,454)
  Net realized gain on investments                                    7,941,761
  Net unrealized gain on investments                                  3,230,097
                                                                   ------------
    Net increase in net assets resulting from operations           $ 10,657,404
                                                                   ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                 $117,365,612
  Cost of shares repurchased                                         (5,327,507)
                                                                   ------------
   Net increase in net assets resulting from fund share
     transactions                                                  $112,038,105
                                                                   ------------
   Net increase in net assets                                      $122,695,509
NET ASSETS:
  Beginning of period (initial capitalization - 6,666 shares)           100,000
                                                                   ------------
  End of period (including accumulated undistributed net
    investment income of $0)                                       $122,795,509
                                                                   ============

CLASS A                                            '97 Shares      '97 Amount
Shares sold                                        3,093,613       $ 50,077,252
Less shares repurchased                             (192,534)        (3,283,449)
                                                   ---------       ------------
  Net increase                                     2,901,079       $ 46,793,803
                                                   ---------       ------------
CLASS B
Shares sold                                        4,105,789       $ 67,288,360
Less shares repurchased                             (114,995)        (2,044,058)
                                                   ---------       ------------
  Net increase                                     3,990,794       $ 65,244,302
                                                   =========       ============

The accompanying notes are an integral part of these financial statements.   15

Pioneer Micro-Cap Fund
FINANCIAL HIGHLIGHTS 11/30/97

                                                           2/28/97
                                                              to
                                                         11/30/97(a)
CLASS A
Net asset value, beginning of period                        $15.00
                                                            ------
Increase (decrease) from investment operations:
 Net investment loss                                        $(0.07)
 Net realized and unrealized gain on investments              2.91
                                                            ------
Net increase in net asset value                             $ 2.84
                                                            ------
Net asset value, end of period                              $17.84
                                                            ======
Total return*                                                18.93%
Ratio of net expenses to average net assets                   1.76%**+
Ratio of net investment loss to average net assets           (0.60)%**+
Portfolio turnover rate                                         55%**
Average commission rate paid(1)                            $0.0430
Net assets, end of period (in thousands)                   $51,825
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction
  for fees paid indirectly:
 Net expenses                                                 2.12%**
 Net investment loss                                         (0.96)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for
  fees paid indirectly:
 Net expenses                                                 1.70%**
 Net investment loss                                         (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

16   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
FINANCIAL HIGHLIGHTS 11/30/97

                                                           2/28/97
                                                              to
                                                         11/30/97(a)
CLASS B
Net asset value, beginning of period                        $15.00
                                                            ------
Increase (decrease) from investment operations:
 Net investment loss                                        $(0.16)
 Net realized and unrealized gain on investments              2.93
                                                            ------
Net increase in net asset value                              $2.77
                                                            ------
Net asset value, end of period                              $17.77
                                                            ------
Total return*                                                18.47%
Ratio of net expenses to average net assets                   2.48%**+
Ratio of net investment loss to average net assets           (1.32)%**+
Portfolio turnover rate                                         55%**
Average commission rate paid(1)                            $0.0430
Net assets, end of period (in thousands)                   $70,971
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction
  for fees paid indirectly:
 Net expenses                                                 2.81%**
 Net investment loss                                         (1.65)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for
  fees paid indirectly:
 Net expenses                                                 2.42%**
 Net investment loss                                         (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Micro-Cap Fund
NOTES TO FINANCIAL STATEMENTS 11/30/97

1. Organization and Significant Accounting Policies


Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on December 3, 1997 and commenced operations on February 28, 1997. Prior to February 28, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Micro-Cap Fund


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   At November 30, 1997, the Fund reclassified $422,279 and $92,175 from accumulated undistributed net realized gain on investments and paid-in capital, respectively, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $155,470 in underwriting commissions on the sale of fund shares during the period ended November 30, 1997.

D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

Pioneer Micro-Cap Fund
NOTES TO FINANCIAL STATEMENTS 11/30/97                             (continued)

E. Repurchase Agreement
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Deferred Organization Costs
   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PMC redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement
PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1997, $101,451 was payable to PMC related to management fees and certain other services.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included

Pioneer Micro-Cap Fund

in due to affiliates is $54,318 in transfer agent fees payable to PSC at November 30, 1997.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan ) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $75,128 in distribution fees payable to PFD at November 30, 1997.

Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the period ended November 30, 1997, CDSCs in the amount of $39,681 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended November 30, 1997, the Fund's expenses were reduced by $31,222 under such arrangements.

6. Affiliated Companies
The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of November 30, 1997:


                                                        Dividend
Affiliates                Purchases       Sales          Income         Value
----------------------   ------------   ------------   ------------   ------------
Ocal, Inc.                $1,980,469     $     -        $     -         $1,803,125
Dura Products
  International Inc.       4,161,738           -              -          5,272,282
                          ----------     ------------   ------------  ------------

                          $6,142,207     $     -        $     -         $7,075,407
                          ==========     ============   ============  ============

Pioneer Micro-Cap Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders And The Board Of Trustees Of Pioneer Micro-Cap Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Micro-Cap Fund as of November 30, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from February 28, 1997 (commencement of operations) to November 30, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Micro-Cap Fund as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 5, 1998

Pioneer Micro-Cap Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS


Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      William Taussig, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

                           This page for your notes.

THE PIONEER FAMILY OF MUTUAL FUNDS


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund           Money Market Fund
                                      Pioneer Cash Reserves Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*Offers Class A and B Shares only

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER


Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]











Pioneer Funds Distributor, Inc.
60 State Street                               0198 - 4679
Boston, Massachusetts 02109               (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                 (Recycle logo) Printed on Recycled Paper